Exhibit 99.1

RGS Energy and Dow Sign Exclusive License Agreement to

Commercialize POWERHOUSE™ Solar Shingle

RGS Energy Will Host a Conference Call Today at 2:15 p.m. MT

DENVER, Colo., October 4, 2017 – RGS Energy (NASDAQ: RGSE) has entered into an exclusive domestic and international license agreement with The Dow Chemical Company for the POWERHOUSE™ solar shingles system, an innovative and aesthetically pleasing solar shingle system developed by Dow that has been deployed on more than 1,000 homes. See images of the solar shingles and additional information about POWERHOUSE™ solar shingles at RGSPOWERHOUSE.com.

RGS will lead all commercial activities for the product, including supply chain management, marketing, sales, installation and warranty.

Starting in 2008, Dow began research and development of solar shingles designed to be integrated directly into a roof. The first and second generation products, POWERHOUSE™ 1.0 and 2.0 solar shingles, were based on CIGS (copper indium gallium selenide) technology, and were deployed in more than 1,000 solar installations across 18 states.

To make the product more economic to homeowners, beginning in 2015, Dow began development of POWERHOUSE™ 3.0 solar shingles which uses traditional silicon solar cells rather than CIGS technology. This shift significantly reduced the cost, while improving panel efficiency. Dow holds numerous patents covering the POWERHOUSE™ 3.0 solar shingles technology, all of which are now exclusively licensed to RGS.

RGS and Dow anticipate UL product certification during the first quarter of 2018 and are taking pre-orders in advance of final written certification. RGS plans to begin sales and installation of POWERHOUSE™ 3.0 solar shingles immediately thereafter.

Market Potential

The POWERHOUSE™ product is well-suited for homeowners needing to replace their roofs. With a typical asphalt roof lasting 20 to 25 years, RGS estimates that annually there are approximately 5 million homes needing new roofs in the United States. Approximately 80 percent of homes in the U.S. are asphalt roofs. POWERHOUSE™ 3.0 solar shingles was designed to blend in perfectly with asphalt roofs and includes a low profile making the solar array less conspicuous as compared to traditional solar panels.

For homeowners needing a new roof, RGS believes that POWERHOUSE™ 3.0 solar shingles are aesthetically more pleasing than a traditional solar array, and also will be more economic to homeowners.

New home builders will continue to be a target segment for the POWERHOUSE™ 3.0 solar shingles, as the market demand for building integrated photovoltaic (BIPV) products is increasing. In fact, some cities have mandated solar for new home builds.

Outside of the U.S., the exclusive license allows RGS to market the product internationally. According to BBC Research, the global market for BIPV will grow at a 12.2% CAGR from $2.5 billion in 2016 to $4.3 billion by 2021.

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RGS anticipates a materially lower cost of customer acquisition than its traditional solar business achieved by (i) expanding upon the network of authorized local roofers utilized by Dow for lead generation and installation and (ii) direct sales of POWERHOUSE™ solar shingles to new home builders to be installed in their new communities.

Management Commentary

“This enhanced POWERHOUSE™ 3.0 system comes at an opportune time,” said Dennis Lacey, CEO of RGS Energy. “At an increasing rate, goals and targets are being set for renewable energy. Some localities are mandating solar for new build homes. Customers also increasingly want their solar installations to be an aesthetic and technical improvement integrated with a home renovation, rather than a hefty module that is bolted onto their rooftop. POWERHOUSE™ 3.0 solar shingles fulfills this need. We have been the POWERHOUSE™ solar shingles official warranty service provider since 2015. Given this familiarity with Dow and POWERHOUSE™ solar shingles, we are in a unique position to commercialize POWERHOUSE™ 3.0 solar shingles.”

“We are very pleased to partner with RGS Energy for the commercialization of our POWERHOUSE™ 3.0 product,” said Kirk Thompson, Business Director of Dow Solar. “We believe that RGS is well positioned to optimize the market potential for POWERHOUSE™ 3.0 solar shingles system. The design of POWERHOUSE™ 3.0 solar shingles addresses the critical requirements of customers and installers and achieves a price point that will be very competitive.”

Manufacturing Supply Chain, Sales and Installation Partners

The patented POWERHOUSE™ 3.0 product includes a base assembly and electrical connector into which a solar laminate is inserted. RGS expects the base assembly and electrical connector will continue to be made by U.S.-based companies. To ensure the commercial feasibility of the product, RGS expects the solar laminate will be manufactured overseas.

RGS plans to expand its call center and digital marketing program to aggressively market the product using media that is well suited to demonstrate the ease of installation and aesthetic value of the product, such as television.

POWERHOUSE™ 3.0 solar shingle system was designed to enhance its appeal to roofing companies. The new product works with traditional roofing products, making installation simple and efficient. RGS plans to utilize and expand the regional roofing companies used for installation of the earlier generations of POWERHOUSE™ product, as well as enter new jurisdictions beyond the initial 18 where the earlier generations were installed.

The commercialization of POWERHOUSE™ 3.0 solar shingles, is expected to generate jobs in the United States.

Conference Call and Webcast Details

RGS will host a conference call today at 2:15 p.m. Mountain time to discuss the new agreement.

Participants will include RGS Energy CEO Dennis Lacey and Business Director of Dow Solar Kirk Thompson.

Date: Wednesday, October 4, 2017
Time: 4:15 pm. Eastern time (2:15 p.m. Mountain time)
Toll-free dial-in number: 1-800-263-8506

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International dial-in number: 1-719-457-2689
Conference ID: 8654305
Webcast: http://public.viavid.com/index.php?id=126573

The conference call will be webcast live and available for replay via the investor relations section of the company's website at investors.rgsenergy.com.

Please call the conference telephone number five minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact CMA at 1-949-432-7566.

A replay of the call will be available after 7:15 a.m. Eastern time on the same day through October 11, 2017.

Toll-free replay number: 1-844-512-2921
International replay number: 1-412-317-6671
Replay ID: 8654305

More information about the POWERHOUSE™ 3.0 product will be available at RGSPOWERHOUSE.com.

About RGS Energy

RGS Energy (NASDAQ: RGSE) is a residential and small business commercial solar company since 1978 which has installed more than 25,000 solar power systems. RGS Energy makes it very convenient for customers to save on their energy bill by providing turnkey solar solutions - from system design, construction planning, customer financing assistance, installation, to interconnection and warranty.

For more information, visit RGSEnergy.com, on Facebook at www.facebook.com/rgsenergy and on Twitter at www.twitter.com/rgsenergy. Information on such websites is not incorporated by reference into this press release.

RGS Energy is the Company’s registered trade name. The Company files periodic and other reports with the Securities and Exchange Commission under its official name “Real Goods Solar, Inc.”

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the RGS Energy’s results of operations and financial positions, and RGS Energy’s business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide our current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “expect,” “intend,” “plan,” “future,” “believe,” “may,” “will,” “estimate” and similar expressions as they relate to RGS Energy or Dow are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

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Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward- looking statements include: the ability to successfully commercialize POWERHOUSE 3.0 to homeowners and new home builders; the ability to obtain requisite certification of POWERHOUSE 3.0; the adequacy of and access to necessary capital to commercialize POWERHOUSE 3.0; the satisfaction of other conditions to the license agreement; RGS Energy’s ability to manage supply chain in order to have production levels and pricing of the Powerhouse shingles to be competitive; the ability of RGS Energy to successfully expand its operations and employees and realize profitable revenue growth from the sale and installation of POWERHOUSE 3.0, and to the extent, anticipated; the potential impact of the announcement with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including tariffs on imported solar cells and changes in the financial markets; significant competition that RGSE faces; compliance with extensive government regulation.

You should read the section entitled “Risk Factors” in our 2016 Annual Report on Form 10-K, as amended, and in our Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2017, each of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

™ Trademark of The Dow Chemical Company, used under license.

RGS Energy’s Investor Relations Contact

Ron Both
Managing Partner, CMA
Tel 1-949-432-7566
RGSE@cma.team

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